FOURTH MODIFICATION AGREEMENT (AD&C LOAN AGREEMENT) AND AMENDMENT TO PROJECT LOAN COMMITMENTS

          This Fourth Modification Agreement (AD&C Loan Agreement) and Amendment to Project Loan Commitments (this “Amendment”), dated as of July 1, 2009 (subject to the effectiveness hereof as provided in Paragraph 7 below, the “Effective Date”), is entered into by and among (i) BLUEGREEN VACATIONS UNLIMITED, INC., a Florida corporation (“Bluegreen Vacations”), (ii) BLUEGREEN NEVADA, LLC, a Delaware limited liability company (“Bluegreen Nevada”) (collectively, “Borrower”), (iii) BLUEGREEN CORPORATION, a Massachusetts corporation (“Bluegreen”, and collectively with Borrower, the “Borrower Parties”), and (iv) GMAC COMMERCIAL FINANCE, LLC, a Delaware limited liability company (“Lender”), successor by merger to RFC Resort Funding, LLC, a Delaware limited liability company (“RFC Resort Funding”).

R E C I T A L S:

          A.          Residential Funding Company, LLC, a Delaware limited liability company, formerly known as Residential Funding Corporation, a Delaware corporation (“Original Lender”) made a loan (the “Loan”) to Borrower in the amount of up to ONE HUNDRED FIFTY MILLION AND NO/100 DOLLARS ($150,000,000.00), governed by that certain Loan Agreement, dated as of February 10, 2003, entered into by and between Borrower and Original Lender, as amended by (i) that certain Modification Agreement (AD&C Loan Agreement), dated as of September 10, 2003; (ii) that certain Second Modification Agreement (AD&C Loan Agreement), dated as of September 15, 2004; and (iii) that certain Third Modification Agreement (AD&C Loan Agreement), dated as of February 15, 2006 (as the same may have been amended, restated, or modified from time to time, the “Loan Agreement”), and evidenced by that certain Revolving Promissory Note, dated as of February 10, 2003 (as the same may be amended, restated, or modified from time to time, the “Note”), executed by Borrower, as maker, payable to Original Lender in the stated principal amount of $150,000,000.00 (all such indebtedness being hereinafter referred to as the “Indebtedness”).

          B.          Original Lender previously assigned all right, title and interest in and to (but not the funding obligations under) the Loan Agreement and all Loan Documents (as defined in the Loan Agreement, hereinafter collectively, the “Loan Documents”) to RFC Resort Funding, predecessor by merger to Lender. Original Lender subsequently assigned all funding obligations under the Loan Agreement to Lender. Lender is the owner of all right, title and interest in and to the Loan Documents. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Loan Agreement, as applicable.

          C.          In connection with the Loan Agreement, Borrower and Lender executed that certain Project Commitment, dated as of April 26, 2007 (as the same may have been amended, restated, or modified from time to time, the “Fountains Project Commitment”), with respect to Buildings 8 and 11 (Building 11 is now known as Building 10, but for purposes of this Amendment, shall be referred to as Building 11) and a water amenity to be constructed at the timeshare resort known as the Fountains Resort in Orange County, Florida (the “Fountains Resort”). The first tranche of the Project Loan Amount (as defined in the Fountains Project Commitment), to be used toward the construction and development of said Buildings 8 and 11, was not to exceed $51,694,755.00 (the “Fountains Resort Buildings 8 and 11 Project Loan”).

          D.          In connection with the Loan Agreement, Borrower and Lender executed that certain Project Commitment, dated as of May 18, 2006, as amended by (i) that certain Amendment No. 1 to Project Commitment, dated as of July 31, 2007, and (ii) that certain Amendment No. 2 to Project Commitment, dated as of July 30, 2008 (as the same may have been amended, restated, or modified from time to time, the “Bluegreen Club 36 Project Commitment”), with respect to the timeshare resort known as the Bluegreen Club 36 Resort in Clark County, Nevada (formerly known as McCarran Village) (the “Bluegreen Club 36 Resort”). The Project Loan Amount (as defined in the Bluegreen Club 36 Project Commitment) was not to exceed $100,302,174.00 (the “Bluegreen Club 36 Project Loan”).

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          E.          Borrower’s obligations to Lender under the Note and the Loan Documents are secured by, among other things:

          (i) with respect to the Fountains Resort, that certain Mortgage and Financing Statement (with Security Agreement and Assignment of Leases, Rents, Sales Documents, Sales Proceeds and Agreements), dated as of September 12, 2003 (the “Fountains Mortgage”), filed for record on September 17, 2003, under Clerk’s File No. 20030533398 in the Official Public Records of Orange County, Florida, executed by Bluegreen Vacations in favor of Original Lender, as amended by (1) that certain Notice of Increase in Secured Amount Pursuant to Future Advance Provision and Amendment to Mortgage and Other Security Documents, dated as of September 15, 2004, recorded September 17, 2004, in Official Records Book 7619, Page 4246 of the Official Public Records of Orange County, Florida; and (2) that certain Notice of Increase in Secured Amount Pursuant to Future Advance Provision and Second Amendment to Mortgage and Other Security Documents, dated as of April 26, 2007, filed May 11, 2007, under Clerk’s File No. 20070307624, in the Official Public Records of Orange County, Florida, granting to Original Lender a first-priority lien on the Fountains Resort, together with all improvements existing or to be placed on said land, and all fixtures, equipment and personal property located on it and various rights in connection with it, together with all hereditaments and appurtenances pertaining to said land; the Fountains Mortgage was assigned from Original Lender to Lender by that certain Assignment of Mortgage, dated as of July 31, 2008, filed for record on September 4, 2008, under Clerk’s File No. 20080519481 in the Official Public Records of Orange County, Florida.

          (ii) with respect to the Bluegreen Club 36 Resort, that certain Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases and Rents, Proceeds and Agreements, dated as of May 18, 2006 (the “Bluegreen Club 36 Deed of Trust”), filed May 19, 2006, under Clerk’s File No. 20060519-0003982 in the Official Public Records of Clark County, Nevada, executed by Borrower to First American Title Company, as trustee, for the benefit of Lender, as amended by (1) that certain Substitution of Trustee and Partial Reconveyance of Deed of Trust, dated as of July 25, 2008, recorded July 30, 2008, under Clerk’s File No. 20080730-0003216 in the Official Public Records of Clark County, Nevada; and (2) that certain Amendment No. 1 to and Ratification and Assumption of Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases and Rents, Proceeds and Agreements, dated as of July 30, 2008, recorded in the Official Public Records of Clark County, Nevada, granting to Original Lender a first-priority lien on the Bluegreen Club 36 Resort, together with all improvements existing or to be placed on said land, and all fixtures, equipment and personal property located on it and various rights in connection with it, together with all hereditaments and appurtenances pertaining to said land; the Bluegreen Club 36 Deed of Trust was assigned from Original Lender to Lender by that certain Assignment of Deed of Trust, dated as of July 31, 2008, filed for record on August 21, 2008, under Clerk’s File No. 20080821-0004974 in the Official Public Records of Clark County, Nevada.

          F.          Borrower’s obligations to Lender under the Note and the Loan Documents are also secured by, among other things, that certain Guaranty Agreement, dated as of February 10, 2003 (the “Guaranty”), executed by Bluegreen in favor of Original Lender.

          G.          Lender and the Borrower Parties hereby desire to modify the Loan Agreement and the Loan Documents as herein provided, subject to the terms, conditions, covenants and limitations contained in this Amendment.

A C K N O W L E D G M E N T S:

          (a)          The Borrower Parties and Lender hereby acknowledge and agree to the accuracy of all Recitals included in this Amendment.

          (b)          The Borrower Parties acknowledge and agree that (i) as of June 29, 2009, (i) the outstanding principal amount of the Fountains Resort Buildings 8 and 11 Project Loan is $19,314,785.25, (ii) the outstanding principal amount of the Bluegreen Club 36 Project Loan is $70,820,872.43, exclusive of costs, fees, and other

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expenses payable by Borrower under the Loan Agreement, and (iii) the Indebtedness is without offset, reduction, or counterclaim.

A G R E E M E N T:

          NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree to the above Recitals, Acknowledgments and as follows:

          1.          Definitions. All capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to them in the Loan Agreement. Unless otherwise specified, all section references herein refer to sections of the Loan Agreement.

          2.          No Further Obligation to Advance. The Borrower Parties hereby acknowledge and agree that, notwithstanding anything to the contrary set forth in Section 2.1 of the Loan Agreement, from and after the Effective Date, Lender (including its predecessors, successors, assigns or affiliates) has no prior or further obligation whatsoever to advance Loan disbursements under the Loan Agreement or otherwise.

          3.          Funding Costs of Interest Payments. From and after the Effective Date, Borrower agrees to fund any and all costs of interest payments under the Loan directly out of its own funds.

          4.          Extended Repayment Date and Restructure of Payments under Bluegreen Club 36 Project Commitment. As of the Effective Date, the Bluegreen Club 36 Project Commitment shall be amended to provide that (i) the Project Loan Repayment Date for Bluegreen Club 36 Project Loan, as defined in the Bluegreen Club 36 Project Commitment, shall be redefined as June 30, 2012; and (ii) the Minimum Required Principal Payments, as defined in the Bluegreen Club 36 Project Commitment, shall be redefined as follows:

Borrower is required to make the following minimum cumulative principal payments, inclusive of all principal payments made to Lender (including its predecessors, successors, assigns or affiliates) on the Bluegreen Club 36 Project Loan from inception, towards the repayment of the Project Loan at the following times:

Date	Minimum Cumulative Principal Reduction

10/31/09	$26,250,000

10/31/10	$42,500,000

10/31/11	$75,000,000

6/30/12 (Project Loan Repayment Date)	Outstanding Loan Balance

          5.          Restructure of Payments under Fountains Project Commitment. As of the Effective Date, the Fountains Project Commitment shall be amended to provide that the Minimum Required Principal Payments – Buildings Tranche, as defined in the Fountains Project Commitment, for the Fountains Resort Buildings 8 and 11 Project Loan, shall be redefined as follows:

Borrower is required to make the following minimum cumulative principal payments, inclusive of all principal payments made to Lender (including its predecessors, successors, assigns or affiliates) on the Fountains Resort Buildings 8 and 11 Project Loan from inception, towards the repayment of the Project Loan

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– Buildings Tranche during the following loan quarters (with each loan quarter ending on the anniversary of June 30, 2009):

Loan Quarter	Minimum Cumulative Principal Reduction

6/30/09	$21,250,000

9/30/09	$25,500,000

12/31/09	$29,750,000

3/31/10	$34,000,000

6/30/10	$38,250,000

9/30/10 (Project Loan Repayment Date)	Outstanding Loan Balance

          6.        Liens on Additional Collateral.

          (a)          Linville Falls. Contemporaneously with the execution of this Amendment, Bluegreen Vacations shall execute, acknowledge, and deliver to Lender: (i) the Construction Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents, Proceeds and Agreements in the form attached hereto as Schedule 2-A (the “Linville Falls Deed of Trust”), granting to Lender a first-priority lien and security interest to secure the Indebtedness in and to that portion of the real property located in Avery County, North Carolina more particularly described therein (the “Linville Falls Property”); (ii) the Assignment of Construction Agreements and Development Items in the form attached hereto as Schedule 3-A (the “Linville Falls Assignment”), granting to Lender a first-priority security interest in certain documents, agreements and other items relevant to the development of the Linville Falls Property; and (iii) the Hazardous Substances Remediation and Indemnification Agreement in the form attached hereto as Schedule 4-A (the “Linville Falls HazMat Indemnity”), indemnifying Lender with respect to claims and obligations regarding hazardous materials on, in, or about the Linville Falls Property.

           (b)          North Myrtle Beach. Contemporaneously with the execution of this Amendment, Bluegreen Vacations shall execute, acknowledge, and deliver to Lender: (i) the Construction Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents, Proceeds and Agreements in the form attached hereto as Schedule 2-B (the “North Myrtle Beach Deed of Trust”), granting to Lender a first-priority lien and security interest to secure the Indebtedness in and to that portion of the real property located in Horry County, South Carolina more particularly described therein (the “North Myrtle Beach Property”); (ii) the Assignment of Construction Agreements and Development Items in the form attached hereto as Schedule 3-B (the “North Myrtle Beach Assignment”), granting to Lender a first-priority security interest in certain documents, agreements and other items relevant to the development of the North Myrtle Beach Property; and (iii) the Hazardous Substances Remediation and Indemnification Agreement in the form attached hereto as Schedule 4-B (the “North Myrtle Beach HazMat Indemnity”), indemnifying Lender with respect to claims and obligations regarding hazardous materials on, in, or about the North Myrtle Beach Property.

          The Linville Falls Property and the North Myrtle Beach Property shall be collectively referred to herein as the “Additional Resort Collateral”. Borrower shall be responsible for the payment of all title premiums for the issuance of lender’s policies of title insurance in favor of Lender for each of the Linville Falls Deed of Trust and the North Myrtle Beach Deed of Trust, in an amount satisfactory to Lender, as well as all taxes, recording fees, or other assessments payable on account of each of the Linville Falls Deed of Trust and the North Myrtle Beach Deed of Trust. Lender’s counsel will hold the Linville Falls Deed of Trust and the North Myrtle Beach

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Deed of Trust in escrow until such time as the title commitments for each of the Linville Falls Project and the North Myrtle Beach Project are reasonably acceptable to Lender, at which time it shall record such documents in the appropriate real property records (subject to Borrower’s obligation set forth above to pay any and all taxes, recording fees, or other assessments payable on account of such recording).

          7.          Sale of Additional Resort Collateral. Upon the closing of the sale of any of the Additional Resort Collateral, whether in whole or in part, Lender shall receive, at the closing of such sale or sales, seventy-five percent (75%) of the net sale proceeds shown on the closing statement therefor. Lender shall have the right to approve any such closing statements and the amount of such net sale proceeds as a condition to Borrower’s ability to sell any such Additional Resort Collateral, such approval not to be unreasonably withheld or delayed.

          8.          Revised Definition of “Net Worth”. Effective as of the Effective Date, the definition of “Net Worth” in Section 1.1 of the Loan Agreement shall be amended and restated in its entirety, as follows:

          “Net Worth” means (i) total assets, as would be reflected on a balance sheet prepared on a consolidated basis and in accordance with GAAP, consistently applied, exclusive of Intellectual Property, experimental or organization expenses, franchises, licenses, permits, and other intangible assets, treasury stock, unamortized underwriters’ debt discount and expenses, and goodwill minus (ii) total liabilities and (iii) adding back any reduction of Borrowers’ or Guarantor’s equity as the result of a cumulative effect of a change in accounting principle or other adjustment to equity related to the requirement that any of Borrowers’ or Guarantor’s off-balance sheet arrangements be accounted for on balance sheet, as would be reflected on a balance sheet and/or statement of shareholders’ equity prepared on a consolidated basis and in accordance with GAAP consistently applied.

          9.          Revision to Covenant Against Change in Nature of Business. Effective as of the Effective Date, Section 5.3 (4) of the Loan Agreement shall be amended and restated, as follows:

(4) Change in Nature of Business. Make no material adverse change in the nature of its business as carried on at the date hereof.

          10.          Modification of Insurance Requirements. Effective as of the Effective Date, Section 5.4 of the Loan Agreement shall be amended and restated in its entirety, as follows:

              (a)          Each of the entities comprising the Borrower will maintain the insurance required by the terms of this Loan Agreement and will deposit with the Lender original, duplicate original or certified copies of insurance certificates issued by insurance companies with current Best’s Key Ratings of not less than B+VII (as to those policies maintained by the Borrower) and B+VII (as to those policies maintained by its contractors) and written in form and content acceptable to the Lender, providing the following minimum insurance coverages:

                  (1)          “Comprehensive General Liability” insurance in the minimum “general aggregate” amount of $2,000,000 for the Borrower and $1,000,000 for its contractors, in the minimum “occurrence” limit of $2,000,000 for the Borrower and $1,000,000 for its contractors, and in the minimum “umbrella” amount of $10,000,000 for the Borrower, all against claims for “personal injury” liability, including bodily injury, death or damage to the project liability, including completed operations and contractual liability and, if applicable, also including owners’ and contractors’ protective coverage naming the Lender as an additional insured.

                  (2)          Insurance with respect to its properties, assets and business against loss or damage of the kinds customarily insured against by Persons of established reputation engaged in the same or similar business and similarly situated, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons, all in accordance with reasonably prudent industry standards.

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          (3)          Workers’ compensation insurance as prescribed by the laws of each state in which the Borrower is required to maintain such insurance, and employers’ liability with such limits as prescribed by law.

          (4)          For each Project, broad form course of construction insurance covering all risks in the minimum amount of the proposed construction cost for such Project on a replacement cost basis, against loss or damage by hazards customarily included within “extended coverage” policies, and any other risks or hazards which in the Lender’s reasonable judgment should be insured against, with a Lender’s Loss Payable Endorsement naming the Lender as an additional insured, together with a full replacement cost endorsement (without provisions for co-insurance).

          (5)          For each Project, flood insurance in the maximum amount of the budgeted construction costs or the maximum coverage available, whichever is less, designating the Lender as payee, or evidence satisfactory to the Lender that the Project is not located within an area designated as within the 100 year flood plain under the National Flood Insurance Program.

          (b)          Each policy of insurance required under this Section 5.4 must contain the “standard non-contributory mortgagee clause” and the “standard lenders’ loss payable clause,” or their equivalents, in favor of the Lender and/or its assignees, and Borrower must endeavor to provide that it will not be modified or canceled without 30 days’ prior written notice to the Lender. Borrower must also furnish the Lender with receipts for the payment of premiums on the policies or other evidence of payment reasonably satisfactory to the Lender.

(c) A certificate of insurance shall be delivered for each policy of insurance prior to policy expiration and proof of payment shall be delivered within thirty (30) days thereafter.

          (d)          The Lender will not, by the fact of approving, disapproving, accepting, preventing, obtaining or failing to obtain any such insurance, incur any liability for the form or legal sufficiency of insurance contracts, solvency of insurers or payment of losses, and the Borrower hereby expressly assumes full responsibility therefor and all liability related thereto, if any.

          11.          Modification of Guaranty. Effective as of the Effective Date, Section 6(g) of the Guaranty shall be amended and restated in its entirety as follows:

              Litigation. There is not now pending against or affecting Guarantor, nor to its knowledge is there threatened, any action, suit or proceeding in law or in equity or by or before any administrative agency that is expected to materially impair or affect its financial condition or operations.

          Also effective as of the Effective Date, Section 7(f) of the Guaranty shall be amended and restated in its entirety as follows:

Existence. Maintain, preserve and keep in full force and effect its existence as a corporation.

          12.          Conditions Precedent to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lender:

                         12.1          Lender shall have received this Amendment, duly executed by the Borrower Parties, not later than July 3, 2009, at 5:00 p.m. (Central time);

                         12.2          The representations and warranties contained herein and in the Loan Agreement and the Loan Documents shall be true and correct on and as of the Effective Date;

                         12.3          No Potential Defaults or Events of Default under the Loan Agreement or the Loan Documents shall have occurred and be continuing;

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                    12.4          Lender’s receipt from Borrower the payment in full of Lender’s legal fees, consulting fees, and appraisal fees incurred in connection with the negotiation and preparation of this Amendment, pursuant to Section 9.6 of the Loan Agreement;

                    12.5          Lender’s receipt from Chicago Title Insurance Company of a commitment to issue lender’s policies of title insurance in favor of Lender for each of the Linville Falls Deed of Trust and the North Myrtle Beach Deed of Trust, subject to Lender’s approval and subsequent finalization thereof with Chicago Title Insurance Company and Borrower (and subject to Borrower’s obligation to pay the title premiums and other costs associated therewith), as provided in Paragraph 6 above; provided if such title is not reasonably acceptable to Lender, Borrower may satisfy such requirement by providing substitute collateral reasonably acceptable to Lender; and

                    12.6          Lender’s receipt of (i) the Note Addendum, (ii) the Linville Falls Deed of Trust, (iii) the Linville Falls Assignment, (iv) the Linville Falls HazMat Indemnity, (v) the North Myrtle Beach Deed of Trust, (vi) the North Myrtle Beach Assignment, and (vii) the North Myrtle Beach HazMat Indemnity, each duly executed and, where applicable, acknowledged, by all parties thereto; provided if such title is not reasonably acceptable to Lender, Borrower may satisfy such requirement by providing substitute collateral reasonably acceptable to Lender.

          If the foregoing conditions precedent in Paragraphs 12.1 through 12.6 have not been satisfied, as determined by Lender in its sole discretion, by 5:00 p.m. (Central time) on July 3, 2009 (except for the condition precedent set forth in Paragraph 12.5, which shall be satisfied by 5:00 p.m. (Central time) on August 31, 2009), then this Amendment shall be deemed irrevocably withdrawn and of no further force or effect. It is understood and agreed that the conditions set forth in this Paragraph 12 have been satisfied, and this Amendment is effective as of the date of the execution hereof by all parties, except for Borrower’s obligation to provide the title policies and pay the costs to record all applicable documents, as provided in Paragraph 6 above, or alternate security is provided as set forth in Paragraph 12.5 above.

          13.          Ratifications, Representations and Warranties.

                        13.1          The terms and provisions set forth in this Amendment shall supersede all inconsistent terms and provisions set forth in the Loan Agreement and, except as expressly set forth in this Amendment, the terms and provisions of the Loan Agreement and each of the Loan Documents are ratified and confirmed and shall continue in full force and effect. The parties hereto agree that the Loan Agreement shall continue to be legal, valid, binding and enforceable in accordance with its terms.

                        13.2          Each party comprising Borrower, as set forth in the opening paragraph to this Agreement (hereafter, a “Borrower Party” and collectively with Bluegreen, the “Borrower Parties”) hereby represents and warrants to Lender as follows:

                                        (a)          Each Borrower Party hereby represents and warrants that the execution, delivery and performance of this Amendment and any and all other agreements executed and/or delivered in connection herewith have been authorized by all requisite corporate, limited liability company, or partnership action, as applicable, on the part of such Borrower Party, and will not violate (i) the By-Laws, Limited Partnership Agreement, or Operating Agreement of such Borrower Party, or (ii) the By-Laws or Operating Agreement of the general partner of such Borrower Party, as and if applicable.

                                        (b)          Each Borrower Party hereby represents and warrants that the representations and warranties contained in this Amendment, the Loan Agreement, and the Loan Documents are true and correct on and as of the Effective Date as though made on and as of such date;

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                                       (c)          Each Borrower Party hereby represents and warrants that no Potential Default or Event of Default under the Loan Agreement (as herein amended) has occurred and is continuing, unless such Potential Default or Event of Default has been specifically waived in writing by Lender;

                                      (d)          Each Borrower Party hereby represents and warrants that the consummation of the transactions contemplated hereby will not (i) violate any provision of the organizational documents or governing instruments of such Borrower Party, (ii) violate any judgment, order, ruling, injunction, decree or award of any court, administrative agency or governmental body against, or binding upon, such Borrower Party, or (iii) constitute a violation by such Borrower Party of any law or regulation of any jurisdiction applicable to such Borrower Party; and

                                        (e)          Each Borrower Party hereby represents and warrants that this Amendment was reviewed by such Borrower Party, and acknowledges and agrees that such Borrower Party (i) understands fully the terms of this Amendment and the consequences of the issuance hereof, (ii) has been afforded an opportunity to have this Amendment reviewed by, and to discuss this Amendment with, such attorneys and other persons as such Borrower Party may wish, and (iii) has entered into this Amendment of its own free will and accord and without threat or duress; and such Borrower Party hereby represents and warrants that this Amendment and all information furnished to Lender are made and furnished in good faith, for value and valuable consideration; and this Amendment has not been made or induced by any fraud, duress or undue influence exercised by Lender or any other person.

          14.          Confirmation of Guaranty. Bluegreen consents to the execution of this Amendment and acknowledges that it is its desire to fully guarantee the payment and performance in full of the loan made pursuant to the terms of the Loan Agreement and the other Loan Documents, as amended hereby, in accordance with the terms and conditions of the Guaranty (as amended herein). Bluegreen hereby: (a) reaffirms and restates as of the Effective Date all of such Bluegreen’s representations and warranties set forth in the Guaranty (as amended herein); (b) affirms that the Guaranty (as amended herein) shall remain in full force and effect with respect to the Indebtedness; (c) affirms that its liability under the Guaranty (as amended herein) shall continue undiminished by this Amendment and the documents executed in connection herewith; (d) represents and warrants that no event has occurred and no condition currently exists that would constitute a default under the Guaranty (as amended herein) by Bluegreen or under the Loan Agreement or any of the other Loan Documents by Borrower or any other surety; and (e) acknowledges that Original Lender and RFC have performed and are not in default of their obligations under the Loan Documents and that there are no offsets, defenses or counterclaims with respect to any obligation of Borrower under the Loan Documents or of Bluegreen under the Guaranty (as amended herein).

          15.          Miscellaneous.

                        15.1          Misrepresentation. The Borrower Parties shall indemnify and hold Lender harmless from and against any losses, damages, costs and expenses (including reasonable attorneys’ fees) incurred by Lender as a direct or indirect result of (a) breach of any representation or warranty contained in this Amendment, or (b) any breach or default under any of the covenants or agreements contained in this Amendment.

                        15.2          Covenants and Agreements. The Borrower Parties hereby agree and acknowledge that they are well and truly indebted to Lender for the Indebtedness (without offset, counterclaim, or reduction) pursuant to the terms of the Loan Agreement and the Loan Documents, and hereby agree to observe, comply with and perform all of the obligations, terms and conditions under or in connection with the Loan Agreement and the Loan Documents.

                        15.3          Ratification of Liens and Security Interests. The Borrower Parties hereby acknowledge and agree that the liens and security interests of the Loan Agreement and the Loan Documents are valid and subsisting liens and security interests and are superior to all liens and security interests other than

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those exceptions approved by Lender in writing and as otherwise permitted under the Loan Agreement or the Loan Documents.

                    15.4          No Waiver. The Borrower Parties agree that nothing contained in this Amendment shall affect or impair the validity or priority of the liens and security interests under the Loan Agreement or the Loan Documents. Lender and the Borrower Parties further reserve all of their respective rights and remedies under the Loan Agreement and the Loan Documents, except as expressly modified herein.

                    15.5          Survival of Representations and Warranties. Except as provided otherwise in this Amendment, all representations and warranties made in the Loan Agreement or any of the Loan Documents including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment, and no investigation by Lender or any subsequent event shall affect the representations and warranties or the right of Lender to rely upon them.

                    15.6          Expenses. The Borrower Parties agree to pay the costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and any other agreements executed pursuant hereto, including, without limitation, the reasonable costs and fees of Lender’s legal counsel, consulting fees, and appraisal fees.

                    15.7          Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment, and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

                    15.8          Headings. The headings of the sections and subsections of this Amendment are inserted for convenience only and do not constitute a part of this Amendment.

                    15.9          Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile shall have the same force and effect as the delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.

                    15.10        No Commitment. The Borrower Parties agree that Lender has made no commitment or other agreement regarding the Loan Agreement or the Loan Documents, except as expressly set forth therein or in this Amendment. The Borrower Parties warrant and represent that they will not rely on any commitment, further agreement to forbear or other agreement on the part of Lender unless such commitment or agreement is in writing and signed by Lender.

                    15.11        Survival. All representations, warranties, covenants and agreements of the parties made in this Amendment shall survive the execution and delivery hereof, until such time as all of the obligations of the parties hereto shall have lapsed in accordance with their respective terms or shall have been discharged in full.

                    15.12        Time of Essence. The parties to this Amendment have agreed specifically with regard to the times for performance set forth in this Amendment. Further, the parties to this Amendment acknowledge that the agreements with regard to the times for performance are material to this Amendment. Therefore, the parties agree and acknowledge that time is of the essence to this Amendment.

                    15.13        Law Governing. THIS AMENDMENT SHALL BE INTERPRETED AND THE RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE UNITED STATES APPLICABLE THERETO AND THE INTERNAL LAWS OF THE STATE OF ARIZONA APPLICABLE TO AN AGREEMENT EXECUTED, DELIVERED AND PERFORMED THEREIN,

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WITHOUT GIVING EFFECT TO THE CHOICE-OF-LAW RULES THEREOF OR ANY OTHER PRINCIPLE THAT COULD REQUIRE THE APPLICATION OF THE SUBSTANTIVE LAW OF ANY OTHER JURISDICTION.

                    15.14        Waiver; Modification. NO PROVISION OF THIS AMENDMENT MAY BE WAIVED, CHANGED OR MODIFIED, OR THE DISCHARGE THEREOF ACKNOWLEDGED, ORALLY, BUT ONLY BY AN AGREEMENT IN WRITING SIGNED BY THE PARTY AGAINST WHOM THE ENFORCEMENT OF ANY WAIVER, CHANGE, MODIFICATION OR DISCHARGE IS SOUGHT. NO DELAY ON THE PART OF LENDER IN EXERCISING ANY RIGHT, POWER OR PRIVILEGE HEREUNDER, SHALL OPERATE AS A WAIVER THEREOF, NOR SHALL ANY WAIVER OF ANY RIGHT, POWER OR PRIVILEGE HEREUNDER OPERATE AS A WAIVER OF ANY OTHER RIGHT, POWER OR PRIVILEGE HEREUNDER, NOR SHALL ANY SINGLE OR PARTIAL EXERCISE OF ANY RIGHT, POWER OR PRIVILEGE HEREUNDER PRECLUDE ANY OTHER OR FURTHER EXERCISE THEREOF, OR THE EXERCISE OF ANY OTHER RIGHT, POWER OR PRIVILEGE HEREUNDER. ALL RIGHTS AND REMEDIES HEREIN PROVIDED ARE CUMULATIVE AND ARE NOT EXCLUSIVE OF ANY RIGHTS OR REMEDIES WHICH THE PARTIES HERETO MAY OTHERWISE HAVE AT LAW OR IN EQUITY. FURTHER, ANY FAILURE BY LENDER TO EXERCISE ANY RIGHT, PRIVILEGE OR REMEDY SHALL NOT DIRECTLY OR INDIRECTLY IN ANY WAY WHATSOEVER EITHER: (a) IMPAIR, PREJUDICE, OR OTHERWISE ADVERSELY AFFECT LENDER’S RIGHT AT ANY TIME TO EXERCISE ANY RIGHT, PRIVILEGE, OR REMEDY IN CONNECTION WITH THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, OR (b) CONSTITUTE ANY COURSE OF DEALING OR OTHER BASIS FOR ALTERING ANY OBLIGATIONS OF BORROWER OR ANY RIGHT, PRIVILEGE, OR REMEDY OF LENDER UNDER THE LOAN AGREEMENT OR THE LOAN DOCUMENTS.

                    15.15          Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF LENDER IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT THEREOF.

                    15.16          Final Agreement. THIS AMENDMENT AND THE LOAN DOCUMENTS REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE EFFECTIVE DATE. NEITHER THIS AMENDMENT NOR THE LOAN DOCUMENTS MAY BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                    15.17          Release by Borrower Parties. EACH OF THE BORROWER PARTIES HEREBY ACKNOWLEDGES THAT AS OF THE EFFECTIVE DATE IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER, ORIGINAL LENDER, OR THEIR RESPECTIVE AFFILIATES, PARTICIPANTS, MEMBERS, PARTNERS, AGENTS, ATTORNEYS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS, ASSIGNS, AND PREDECESSORS, AND EACH OF THE BORROWER PARTIES HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ORIGINAL LENDER, AND THEIR RESPECTIVE AFFILIATES, PARTICIPANTS, MEMBERS, PARTNERS, PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE EFFECTIVE

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DATE, WHICH SUCH RELEASING PARTY MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ORIGINAL LENDER, AND THEIR RESPECTIVE AFFILIATES, PARTICIPANTS, MEMBERS, PARTNERS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, SUCCESSORS, ASSIGNS, AND PREDECESSORS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM THE OBLIGATIONS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR THE LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT. EACH OF THE BORROWER PARTIES HEREBY COVENANTS AND AGREES NEVER TO INSTITUTE ANY ACTION OR SUIT AT LAW OR IN EQUITY, NOR INSTITUTE, PROSECUTE, OR IN ANY WAY AID IN THE INSTITUTION OR PROSECUTION OF ANY CLAIM, ACTION OR CAUSE OF ACTION, RIGHTS TO RECOVER DEBTS OR DEMANDS OF ANY NATURE AGAINST LENDER, ORIGINAL LENDER, AND THEIR RESPECTIVE AFFILIATES, PARTICIPANTS, MEMBERS, PARTNERS, AGENTS, ATTORNEYS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS, ASSIGNS, AND PREDECESSORS ARISING OUT OF OR RELATED TO LENDER’S OR ORIGINAL LENDER’S ACTIONS, OMISSIONS, STATEMENT, REQUESTS OR DEMANDS ORIGINATING ON OR PRIOR TO THE EFFECTIVE DATE IN ADMINISTERING, ENFORCING, MONITORING, COLLECTION OR ATTEMPTING TO COLLECT THE INDEBTEDNESS OF BORROWER TO LENDER, WHICH INDEBTEDNESS WAS EVIDENCED BY THE LOAN AGREEMENT AND THE LOAN DOCUMENTS.

                    15.18          Bluegreen/Big Cedar Vacations, LLC (Table Rock Project Loan). Lender hereby acknowledges and agrees that Bluegreen/Big Cedar Vacations, LLC is no longer a Borrower under the Loan Agreement, all of Bluegreen/Big Cedar Vacations, LLC’s obligations under the Loan Agreement have been performed, and Bluegreen/Big Cedar Vacations, LLC has no further obligations or liabilities thereunder.

                     15.19          Agreement Binding on Each of the Borrower Parties and Lender. Each of the Borrower Parties and Lender agree that this Amendment will be binding on the Borrower Parties and Lender and their respective successors and assigns; provided, no obligation or right hereunder shall be assignable by Borrower (whether voluntarily, involuntarily or by operation of law) without the prior written consent of Lender.

[SIGNATURE PAGES FOLLOW.]

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          EXECUTED by the parties hereto on the dates set forth in the acknowledgments below, to be effective as of the Effective Date.

BORROWER:

BLUEGREEN VACATIONS UNLIMITED, INC.,
a Florida corporation

By:
Name: Anthony M. Puleo
Title: Vice President and Treasurer

BLUEGREEN NEVADA, LLC,
a Delaware limited liability company

By:
Name: Anthony M. Puleo
Title: Vice President and Treasurer

BLUEGREEN CORPORATION,
a Massachusetts corporation

By:
Name: Anthony M. Puleo
Title: Senior Vice President, Chief Financial Officer and Treasurer

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LENDER:

GMAC COMMERCIAL FINANCE, LLC,
a Delaware limited liability company

By:

Name:

Title:

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SCHEDULE 1-A

FORM OF LINVILLE FALLS DEED OF TRUST

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SCHEDULE 1-B

FORM OF NORTH MYRTLE BEACH DEED OF TRUST

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SCHEDULE 2-A

FORM OF LINVILLE FALLS ASSIGNMENT

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SCHEDULE 2-B

FORM OF NORTH MYRTLE BEACH ASSIGNMENT

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SCHEDULE 3-A

FORM OF LINVILLE FALLS HAZMAT INDEMNITY

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SCHEDULE 3-B

FORM OF NORTH MYRTLE BEACH HAZMAT INDEMNITY

[[[TO BE INSERTED]]]

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